Exhibit 99.(e)(1)(b)

SCHEDULE A

(as of June 22, 2023)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange (Ticker)	Termination Date
Invesco BulletShares 2023 Corporate Bond ETF	12/19/2017	4/6/2018	The Nasdaq Stock Market. (BSCN)	04/30/24
Invesco BulletShares 2023 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	The Nasdaq Stock Market (BSJN)	04/30/24
Invesco BulletShares 2023 Municipal Bond ETF	12/13/2018	9/25/2019	The Nasdaq Stock Market (BSMN)	04/30/24
Invesco BulletShares 2024 Corporate Bond ETF	12/19/2017	4/6/2018	The Nasdaq Stock Market (BSCO)	04/30/24
Invesco BulletShares 2024 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	The Nasdaq Stock Market (BSJO)	04/30/24
Invesco BulletShares 2024 Municipal Bond ETF	12/13/2018	9/25/2019	The Nasdaq Stock Market (BSMO)	04/30/24
Invesco BulletShares 2025 Corporate Bond ETF	12/19/2017	4/6/2018	The Nasdaq Stock Market (BSCP)	04/30/24
Invesco BulletShares 2025 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	The Nasdaq Stock Market (BSJP)	04/30/24
Invesco BulletShares 2025 Municipal Bond ETF	12/13/2018	9/25/2019	The Nasdaq Stock Market (BSMP)	04/30/24
Invesco BulletShares 2026 Corporate Bond ETF	12/19/2017	4/6/2018	The Nasdaq Stock Market (BSCQ)	04/30/24
Invesco BulletShares 2026 High Yield Corporate Bond ETF	06/14/2018	8/9/2018	The Nasdaq Stock Market (BSJQ)	04/30/24
Invesco BulletShares 2026 Municipal Bond ETF	12/13/2018	9/25/2019	The Nasdaq Stock Market (BSMQ)	04/30/24
Invesco BulletShares 2027 Corporate Bond ETF	12/19/2017	4/6/2018	The Nasdaq Stock Market (BSCR)	04/30/24
Invesco BulletShares 2027 Municipal Bond ETF	12/13/2018	9/25/2019	The Nasdaq Stock Market (BSMR)	04/30/24
Invesco BulletShares 2027 High Yield Corporate Bond ETF	06/20/2019	9/12/2019	The Nasdaq Stock Market (BSJR)	04/30/24

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange (Ticker)	Termination Date
Invesco BulletShares 2028 Corporate Bond ETF	06/14/2018	8/9/2018	The Nasdaq Stock Market (BSCS)	04/30/24
Invesco BulletShares 2028 High Yield Corporate Bond ETF	06/25/2020	9/16/2020	The Nasdaq Stock Market (BSJS)	04/30/24
Invesco BulletShares 2028 Municipal Bond ETF	12/13/2018	9/25/2019	The Nasdaq Stock Market (BSMS)	04/30/24
Invesco BulletShares 2029 Corporate Bond ETF	06/20/2019	9/12/2019	NYSE Arca, Inc. (BSCT)	04/30/24
Invesco BulletShares 2029 High Yield Corporate Bond ETF	06/24/2021	9/15/2021	The Nasdaq Stock Market (BSJT)	04/30/24
Invesco BulletShares 2030 High Yield Corporate Bond ETF	06/21/2022	9/8/2022	The Nasdaq Stock Market (BSJU)	04/30/24
Invesco BulletShares 2031 High Yield Corporate Bond ETF	06/22/2023	[ ]	[The Nasdaq Stock Market (BSJV)]	04/30/25
Invesco BulletShares 2029 Municipal Bond ETF	06/20/2019	9/25/2019	The Nasdaq Stock Market (BSMT)	04/30/24
Invesco BulletShares 2030 Corporate Bond ETF	06/25/2020	9/16/2020	The Nasdaq Stock Market (BSCU)	04/30/24
Invesco BulletShares 2030 Municipal Bond ETF	06/20/2019	9/16/2020	The Nasdaq Stock Market (BSMU)	04/30/24
Invesco BulletShares 2031 Corporate Bond ETF	06/24/2021	9/15/2021	The Nasdaq Stock Market (BSCV)	04/30/24
Invesco BulletShares 2031 Municipal Bond ETF	06/24/2021	9/15/2021	The Nasdaq Stock Market (BSMV)	04/30/24
Invesco BulletShares 2032 Corporate Bond ETF	06/21/2022	9/8/2022	The Nasdaq Stock Market (BSCW)	04/30/24
Invesco BulletShares 2032 Municipal Bond ETF	06/21/2022	3/1/2023	The Nasdaq Stock Market (BSMW)	04/30/24
Invesco BulletShares 2033 Corporate Bond ETF	06/22/2023	[ ]	[The Nasdaq Stock Market (BSCX)]	04/30/25
Invesco BulletShares 2033 Municipal Bond ETF	06/22/2023	[ ]	[The Nasdaq Stock Market (BSMX)]	04/30/25
Invesco Defensive Equity ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (DEF)	04/30/24
Invesco International Developed Dynamic Multifactor ETF	12/15/20	2/24/2021	Cboe BZX Exchange, Inc. (IMFL)	04/30/24
Invesco Investment Grade Defensive ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IIGD)	04/30/24
Invesco Racial and Gender Diversity ETF	06/24/2021	[ ]	[NYSE Arca, Inc. (Ticker)]	04/30/24

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange (Ticker)	Termination Date
Invesco Russell 1000® Dynamic Multifactor ETF	12/12/2018	5/24/2019	Cboe BZX Exchange, Inc. (OMFL)	04/30/24
Invesco Russell 2000® Dynamic Multifactor ETF	12/12/2018	5/24/2019	Cboe BZX Exchange, Inc. (OMFS)	04/30/24
Invesco RAFITM Strategic US ETF	06/14/2018	9/12/2018	The Nasdaq Stock Market (IUS)	04/30/24

Invesco Exchange-Traded Self-Indexed Fund Trust, on behalf of each Fund listed on Schedule A

By:	/s/ Anna Paglia
Name: Anna Paglia
Title: Principal Executive Officer & President

Invesco Distributors, Inc.

By:	/s/ Nicole Filingeri
Name: Nicole Filingeri
Title: Vice President